                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                           ----------------


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  March 31, 1995

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                     Horizon Healthcare Corporation

          (Exact name of registrant as specified in its charter)


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       DELAWARE                     1-9369                 91-1346899
  (State or other           (Commission File Number)      (I.R.S. Employer
  jurisdiction of                                        Identification No.)
   incorporation)

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6001 INDIAN SCHOOL ROAD, N.E., SUITE 530, ALBUQUERQUE, NM           87110
       (Address of principal executive offices)                  (Zip Code)

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      Registrant's telephone number, including area code:  (505) 881-4961

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ITEM 5.  OTHER EVENTS.

   On March 31, 1995, Horizon Healthcare Corporation
("Horizon") entered into (i) the Agreement and Plan of Merger, dated as of March 31, 1995, (the "Merger Agreement") by and among Horizon, CMS Merger Corporation, a wholly owned subsidiary of Horizon ("Merger Sub"), and Continental Medical Systems, Inc. ("CMS"); (ii) the Stock Option Agreement, dated as of March 31, 1995, by and among Horizon and CMS (the "Stock Option Agreement"); and (iii) the Voting Agreement, dated as of March 31, 1995, between Horizon and certain stockholders of CMS named therein (the
"Voting Agreement"). The Merger Agreement, the Stock Option Agreement, the Voting Agreement and the joint press release of Horizon and CMS, dated March 31, 1995 (the "Joint Press
Release"), are filed as Exhibits 2.1, 2.2, 2.3 and 99 hereto, respectively, and are specifically incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

2.1    Agreement and Plan of Merger, dated as of March 31,
       1995, by and among Horizon, Merger Sub and CMS.

2.2 Stock Option Agreement, dated as of March 31, 1995, by and among Horizon and CMS.

2.3    Voting Agreement, dated as of March 31, 1995, between
       Horizon and the stockholders of CMS named therein.

99     Joint Press Release.


                                    1
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                               SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf to the undersigned, thereunto duly authorized.

Date: April 10, 1995

                                HORIZON HEALTHCARE CORPORATION



                                By: /s/ ERNEST A. SCHOFIELD
                                    ---------------------------
                                Name:   Ernest A. Schofield
                                Title:  Senior Vice President and
                                          Chief Financial Officer




                                      2
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                             EXHIBIT INDEX

EXHIBIT                                                SEQUENTIAL
NUMBER              DESCRIPTION OF EXHIBITS            PAGE NUMBER
- ------              -----------------------            -----------

2.1         Agreement and Plan of Merger, dated as
            of March 31, 1995, by and among Horizon
            Healthcare Corporation, CMS Merger
            Corporation and Continental Medical
            Systems, Inc.

2.2         Stock Option Agreement, dated as of
            March 31, 1995, by and among Horizon
            Healthcare Corporation and Continental
            Medical Systems, Inc.

2.3         Voting Agreement, dated as of March 31,
            1995, between Horizon Healthcare
            Corporation and the stockholders of
            Continental Medical Systems, Inc. named
            therein.

99          Joint Press Release of Horizon
            Healthcare Corporation and Continental
            Medical Systems, Inc., dated March 31,
            1995.
